EXHIBIT G

                     CONVERSION AND LOCK-UP LETTER AGREEMENT



February 9, 2005

Cogent Communications Group, Inc.
1051 31st Street, N.W.
Washington, DC  20007


         Re:      COGENT COMMUNICATIONS GROUP INC.

Ladies and Gentlemen:

           THIS CONVERSION AND LOCK-UP LETTER AGREEMENT (this "Agreement") is made as of the 9th day of February, 2005 by and among (i) Cogent Communications Group, Inc., a Delaware corporation (the "Company") and (ii) those stockholders of the Company whose names are set forth on Schedule I hereto (the "Stockholders").

           The Company understands that the Stockholders propose to convert their shares of the Company's Series F Participating Convertible Preferred Stock, par value $.001 per share (the "Series F Preferred Stock"), Series G Participating Convertible Preferred Stock, par value $.001 per share (the "Series G Preferred Stock"), Series I Participating Convertible Preferred Stock, par value $.001 per share (the "Series I Preferred Stock"), Series J Participating Convertible Preferred Stock, par value $.001 per share (the "Series J Preferred Stock"), Series K Participating Convertible Preferred Stock, par value $.001 per share (the "Series K Preferred Stock"), Series L Participating Convertible Preferred Stock, par value $.001 per share (the "Series L Preferred Stock") and Series M Participating Convertible Preferred Stock, par value $.001 per share (the "Series M Preferred Stock" and together with the Series F Preferred Stock, the Series G Preferred Stock, the Series I Preferred Stock, the Series J Preferred Stock, the Series K Preferred Stock, and the Series L Preferred Stock, the "Preferred Stock") into shares of the Company's common stock, par value $.001 per share (the "Common Stock") and with respect to such shares of Preferred Stock that are converted into shares of Common Stock and any other shares of Common Stock now or hereafter beneficially owned by the Stockholders, which conversion will occur concurrently with the conversion of all outstanding shares of the Company's Series H Participating Convertible Preferred Stock, par value $.001 per share, the undersigned Stockholders hereby irrevocably agree as follows:

           (i) that the public trading price of the Company's Common Stock on the American Stock Exchange at the close of the third (3rd) business day after the issuance by the Company of a press release disclosing that the holders of Preferred Stock intend to convert such shares of Preferred Stock into shares of Common Stock (the "Announcement") shall be the price at which the value of each Stockholder's shares in the Company, including shares of Common Stock and shares of Preferred Stock (on an as-if-converted-to-Common Stock basis), is determined (the "Controlling Price") for purposes only of Section (iii) hereof;

           (ii) that on the fifth (5th) business day after the Announcement, each Stockholder shall deliver to the Company written notice ("Written Notice") of such Stockholder's dollar value of Common Stock owned, including in such dollar amount the assumed conversion of all of such Stockholder's shares of Preferred Stock, at the Controlling Price (the "Stockholder's Value") and furthermore, such Written Notice shall include such Stockholder's intention of pursuing the course of action mandated by Section (iii)(x), (iii)(y) or (iii)(z) of this Agreement, as the case may be;

           (iii) that (x) if the Stockholder's Value is equal to or greater than fifty million dollars ($50,000,000) and if such Stockholder is not otherwise exempt from making an HSR Filing (as defined below), then such Stockholder shall make all necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder ("HSR Filing") within ten (10) business days of providing Written Notice, or (y) if the Stockholder's Value is less than fifty million dollars ($50,000,000) but equal to or greater than twenty five million dollars ($25,000,000) and if such Stockholder is not otherwise exempt from making an HSR Filing, then such Stockholder shall either elect to make an HSR Filing within ten (10) business days of providing Written Notice or elect to convert such Stockholder's shares of Preferred Stock into shares of Common Stock, the conversion of which shall occur immediately after all of the holders of Preferred Stock who have elected to make an HSR Filing have made such HSR Filing, or (z) if the Stockholder's Value is less than twenty five million dollars ($25,000,000), then such Stockholder is not required to take any action;

           (iv) that the Stockholders will not, without the unanimous prior written consent of the Company and all the other Stockholders, directly or indirectly, during a period of one hundred eighty (180) days from the date of this Agreement (the "Lock-Up Period"), issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended ("The Act") enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or interest therein of the Company (all of the foregoing transactions shall together be known as "Transactions"), provided, however, that (x) prohibitions with respect to any Transactions shall not apply to the number of shares of Common Stock set forth next to each Stockholder's name on Schedule II hereto (the "Exempted Shares") and furthermore that (y) Transactions (including without limitation distribution to the general partner or limited partners of a Stockholder) may only be made with respect to such number of Exempted Shares in any calendar month as set forth on Schedule III hereto and provided, further, that the foregoing prohibitions shall not apply to a Permitted UFO Transfer;

           (v) that the Stockholders authorize the Company during the Lock-Up Period to cause the transfer agent (1) to decline to transfer and/or (2) to note stop transfer restrictions on the transfer books and records of the Company and/or (3) to place appropriate legends on the certificates with respect to any shares of Common Stock and any securities convertible into exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent (1) to decline to transfer and/or (2) to note stop transfer restrictions on such books and records with respect to such shares or securities and/or (3) to place appropriate legends on the certificates; and

           (vi) that the Stockholders will, upon the sale of any shares of Common Stock or any other transaction requiring filing a Form 4 under Section 16 of The Act on or before April 26, 2005, enter into a settlement agreement with the Company in the form attached hereto as Schedule IV (the "Settlement Agreement") prior to the filing of such Form 4 with the SEC with respect to such sale or transaction, and will deliver payment to the Company within five (5) business days of entering into the Settlement Agreement the amount equal to the short swing profits captured by such Stockholder as a result of such sale requiring a Form 4 filing, calculated pursuant to Section 16 of The Act.

           The undersigned Stockholders further agree, from the date hereof until the end of the Lock-Up Period, that the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register its Common Stock and to receive notice thereof, and further acknowledges that the Company reserves the right to diligently pursue and prosecute any of the undersigned acting in contravention of the foregoing; provided, however, that the foregoing prohibition shall not apply to any registration initiated by the Company for which the undersigned Stockholders are entitled to receive notice thereof and to exercise "piggyback" registration rights.

           A "Permitted UFO Transfer" shall mean a transfer by UFO Communications, Inc., of all, but not less than all of the capital stock of the Company that it holds at the time of the transfer to any one or more of Paladin Capital Partners Fund, L.P., Kline Hawkes Pacific Friends Fund, LLC, or Kline Hawkes Pacific, L.P., pursuant to which the number of Exempted Shares allocated to UFO Communicatons, Inc. is reduced to zero and the number of Exempted Shares allocated to the transferee(s) is not increased.

           The undersigned Stockholders hereby represent and warrant that the undersigned has full power and authority to enter into this Agreement, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

           This Agreement shall terminate and be of no further force and effect upon the consummation of a firmly underwritten public offering of the Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended.

           [Signature Page to Conversion and Lock-Up Letter Agreement]

                         Very truly yours,



                         OAK INVESTMENT PARTNERS IX,
                         LIMITED PARTNERSHIP

                         By:  Oak Associates IX, LLC, its General Partner

                         By:     /s/ Edward Glassmeyer
                                ------------------------------------------------
                         Name:  Edward Glassmeyer
                         Title: Managing Member



                         OAK IX AFFILIATES FUND, LIMITED PARTNERSHIP
                         By: Oak IX Affiliates, LLC, its General Partner

                         By:    /s/ Edward Glassmeyer
                                 -----------------------------------------------
                         Name:   Edward Glassmeyer
                         Title:  Managing Member


                         OAK IX AFFILIATES FUND-A, LIMITED PARTNERSHIP
                         By: Oak Associates IX, LLC, its General Partner

                         By:     /s/ Edward Glassmeyer
                                 -----------------------------------------------
                         Name:   Edward Glassmeyer
                         Title:  Managing Member

           [Signature Page to Conversion and Lock-Up Letter Agreement]

                        JERUSALEM VENTURE PARTNERS III, L.P.

                        By:  Jerusalem Partners III, L.P., its General Partner
                        By: Jerusalem Venture Partners Corporation, its General Partner

                        By:   /s/ Erel Margalit
                              --------------------------------------------------
                        Name: Erel Margalit


                        JERUSALEM VENTURE PARTNERS III
                        (ISRAEL), L.P.

                        By: Jerusalem Venture Partners III (Israel) Management Company Ltd., its General Partner

                        By:   /s/ Erel Margalit
                              --------------------------------------------------
                        Name: Erel Margalit


                        JERUSALEM VENTURE PARTNERS
                        ENTREPRENEURS FUND III, L.P.

                        By:  Jerusalem Partners III, L.P., its General Partner
                        By: Jerusalem Venture Partners Corporation, its General Partner

                        By:    /s/ Erel Margalit
                               -------------------------------------------------
                        Name:  Erel Margalit

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                        JERUSALEM VENTURE PARTNERS IV, L.P.

                        By:  Jerusalem Partners IV, L.P., its General Partner
                        By:  JVP Corp IV, its General Partner

                        By:   /s/ Erel Margalit
                              --------------------------------------------------
                        Name:  Erel Margalit


                        JERUSALEM VENTURE PARTNERS IV (Israel), L.P.

                        By: Jerusalem Partners IV - Venture Capital, L.P.,
                            its General Partner
                        By: JVP Corp IV, its General Partner

                        By:   /s/ Erel Margalit
                              --------------------------------------------------
                        Name: Erel Margalit

                        JERUSALEM VENTURE PARTNERS IV-A, L.P.

                        By: Jerusalem Venture Partners IV, L.P., its General Partner
                        By:  JVP Corp IV, its General Partner

                        By:   /s/ Erel Margalit
                              --------------------------------------------------
                        Name: Erel Margalit

                        JERUSALEM VENTURE PARTNERS
                        ENTREPRENEURS FUND IV, L.P.

                        By: Jerusalem Venture Partners IV, L.P., its General
                            Partner
                        By: JVP Corp IV, its General Partner

                        By:   /s/ Erel Margalit
                              --------------------------------------------------
                        Name:  Erel Margalit

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                     WORLDVIEW TECHNOLOGY PARTNERS III, L.P.

                     WORLDVIEW TECHNOLOGY INTERNATIONAL III, L.P.

                     WORLDVIEW STRATEGIC PARTNERS III, L.P.

                     WORLDVIEW III CARRIER FUND, L.P.

                     By:  Worldview Capital III, L.P., its General Partner

                     By:    /s/ James Weil
                            ----------------------------------------------------
                     Name:  James Wei


                     WORLDVIEW TECHNOLOGY
                     PARTNERS IV, L.P.

                     WORLDVIEW TECHNOLOGY
                     INTERNATIONAL IV, L.P.

                     WORLDVIEW STRATEGIC PARTNERS IV, L.P.

                     By:  Worldview Capital IV, L.P., its General Partner

                     By:    /s/ James Wei
                            ----------------------------------------------------
                     Name:  James Wei

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                            BCP CAPITAL, L.P.

                            By:  BCP General LLC, its General Partner

                            By:      /s/ Steven D. Brooks
                                    --------------------------------------------
                            Name:   Steven D. Brooks
                            Title:  Managing Director


                            BCP CAPITAL QPF, L.P.

                            By:  BCP General LLC, its General Partner

                            By:      /s/ Steven D. Brooks
                                    --------------------------------------------
                            Name:   Steven D. Brooks
                            Title:  Managing Director


                            BCP AFFILIATES FUND LLC

                            By:  BCP Capital Management LLC, its Manager

                            By:      /s/ Steven D. Brooks
                                    --------------------------------------------
                            Name:   Steven D. Brooks
                            Title:  Managing Director


                            BROADVIEW BCPSBS


                            By:

                            By:   /s/ Steven D. Brooks
                                   ---------------------------------------------
                            Name:   Steven D. Brooks
                            Title:  Managing Director

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                 BOULDER VENTURES IV, L.P.

                                 By:    /s/ Andrew E. Jones
                                        ----------------------------------------
                                 Name:   Andrew E. Jones
                                 Title:  General Partner


                                 BOULDER VENTURES IV (ANNEX), L.P.

                                 By: /s/ Andrew E. Jones
                                         ---------------------------------------
                                 Name:   Andrew E. Jones
                                 Title:  General Partner

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                             NAS PARTNERS I L.L.C.

                             By:  Nassau Capital LLC, its General Partner

                             By:     /s/ Randall A. Hack
                                     -------------------------------------------
                             Name:   Randall A. Hack
                             Title:  Managing Member


                             NASSAU CAPITAL PARTNERS IV L.P.

                             By:  Nassau Capital LLC, its General Partner

                             By:    /s/ Randall A. Hack
                                    --------------------------------------------
                             Name:  Randall A. Hack
                             Title: Managing Member

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                     CISCO SYSTEMS CAPITAL CORPORATION


                                     By:    /s/ David A. Rogan
                                            ------------------------------------
                                     Name:  David A. Rogan
                                     Title: President

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                            BNP EUROPE TELECOM & MEDIA FUND II, LP

                            By: /s/ Shawna Morehouse
                                 -----------------------------------------------
                                /s/ Martin Laidlaw
                                 -----------------------------------------------
                            Name:  Shawna Morehouse & Martin Laidlaw
                            Title: Authorized Signatories
                            By: General Business, Finance and Investment Ltd.,
                                its General Partner, and
                            By: Commerce Advisory Services Ltd, as Director and
                                Partnership Secretary


                            NATIO VIE DEVELOPPEMENT 3, FCPR

                            By:    /s/ Bernard d'Hotelans
                                   ---------------------------------------------
                            Name:  Bernard d'Hotelans
                            Title: Directeur Associe

           [Signature Page to Conversion and Lock-Up Letter Agreement]




                                            UFO COMMUNICATIONS, INC.


                                            By:    /s/ Jay Ferguson
                                                  ------------------------------
                                            Name:  Jay Ferguson
                                            Title: Chairman

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                    PALADIN CAPITAL PARTNERS FUND, L.P.


                                    By: Paladin General Holdings, LLC
                                        Its General Partner



                                    By:     /s/ Frank J. Hanna, Jr.
                                           -------------------------------------
                                    Name:   Frank J. Hanna, Jr.
                                    Title:  President



                                    WORLDWIDE INVESTMENTS, LLC

                                    By:  Worldwide Assets, Inc., its Sole Member

                                    By:    /s/ Frank J. Hanna, Jr.
                                            ------------------------------------
                                    Name:   Frank J. Hannah
                                    Title:  Chairman & Chief Executive Officer


                                    2001 PENN. AVE. INVESTMENTS, LLC


                                    By:   /s/ Michael R. Steed
                                           -------------------------------------
                                    Name:  Michael R. Steed
                                    Title: President

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                 KLINE HAWKES PACIFIC, L.P.

                                 By: Kline Hawkes Pacific Advisors, LLC, its General Partner

                                 By:    /s/ Jay Ferguson
                                        ----------------------------------------
                                 Name:   Jay Ferguson
                                 Title:  Member


                                 KLINE HAWKES PACIFIC FRIENDS FUND, LLC

                                 By: Kline Hawkes Pacific Advisors, LLC, its
                                     Managing Member

                                 By:    /s/ Jay Ferguson
                                        ----------------------------------------
                                 Name:  Jay Ferguson
                                 Title: Member


                                 BROADMARK CAPITAL, L.L.C.

                                 By:    /s/ Joseph L. Schocken
                                        ----------------------------------------
                                 Name:  Joseph L. Schocken
                                 Title: President

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                  GLOBAL ACCESS TELECOMMUNICATIONS, INC.


                                  By:    /s/ John E. Jones
                                        ----------------------------------------
                                  Name:  John E. Jones
                                  Title: Vice President

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                  COLUMBIA VENTURES CORPORATION


                                  By:     /s/ Kenneth Peterson
                                         ---------------------------------------
                                  Name:   Kenneth Peterson
                                  Title:  Chief Executive Officer

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                   APPLEGREEN CAPITAL, INC.


                                   By:    /s/ Brian Rich
                                          --------------------------------------
                                   Name:  Brian Rich
                                   Title: President

           [Signature Page to Conversion and Lock-Up Letter Agreement]



                                    KARSTEN BLUE


                                    /s/ Karsten Blue
                                    --------------------------------------------

                                                                      Schedule I

------------------------------------------------------------------
STOCKHOLDERS PARTY TO THE AGREEMENT
------------------------------------------------------------------
Oak Investment Partners IX, Limited Partnership
------------------------------------------------------------------
Oak IX Affiliates Fund, Limited Partnership
------------------------------------------------------------------
Oak IX Affiliates Fund-A Limited Partnership
------------------------------------------------------------------
Boulder Ventures III (Annex), LP
------------------------------------------------------------------
Boulder Ventures III, LP
------------------------------------------------------------------
Boulder Ventures IV (Annex), LP
------------------------------------------------------------------
Boulder Ventures IV, LP
------------------------------------------------------------------
BCP Capital QPF, L.P.
------------------------------------------------------------------
BCP Capital, L.P.
------------------------------------------------------------------
BCP Affiliates Fund LLC
------------------------------------------------------------------
Broadview BCPSBS
------------------------------------------------------------------
Nassau Capital Partners IV, LP
------------------------------------------------------------------
NAS Partners I, LLC
------------------------------------------------------------------
Worldview Technology Partners III, LP
------------------------------------------------------------------
Worldview Technology International III, LP
------------------------------------------------------------------
Worldview Strategic Partners III, LP
------------------------------------------------------------------
Worldview III Carrier Fund, LP
------------------------------------------------------------------
Worldview Technology Partners IV, LP
------------------------------------------------------------------
Worldview Technology International IV, LP
------------------------------------------------------------------
Worldview Strategic Partners IV, LP
------------------------------------------------------------------
Jerusalem Venture Partners III, LP
------------------------------------------------------------------
Jerusalem Venture Partners Entrepreneurs Fund, III, LP
------------------------------------------------------------------
Jerusalem Venture Partners III (Israel) LP
------------------------------------------------------------------
Jerusalem Venture Partners IV, LP
------------------------------------------------------------------
Jerusalem Venture Partners IV-A, LP
------------------------------------------------------------------
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.
------------------------------------------------------------------
Jerusalem Venture Partners IV (Israel), LP
------------------------------------------------------------------
Cisco Systems Capital Corporation
------------------------------------------------------------------
BNP -Europe Telecom & Media Fund II, LP
------------------------------------------------------------------
Natio Vie Development 3, FCPR
------------------------------------------------------------------
Kline Hawkes  Pacific, L.P.
------------------------------------------------------------------
Kline Hawkes Pacific Friends Fund, LLC
------------------------------------------------------------------
Paladin Capital Partners Fund, L.P.
------------------------------------------------------------------
UFO Communications, Inc
------------------------------------------------------------------
Global Access Telecommunications, Inc.
------------------------------------------------------------------
Columbia Ventures Corporation
------------------------------------------------------------------
Applegreen Capital, Inc
------------------------------------------------------------------
Broadmark Capital
------------------------------------------------------------------
2001 Penn. Ave. Investments, LLC
------------------------------------------------------------------
Worldwide Investments, LLC
------------------------------------------------------------------
Karsten Blue
------------------------------------------------------------------

                                                                     Schedule II


--------------------------------------------------------------------- -------------------------------------------------------
STOCKHOLDER                                                                 NUMBER OF EXEMPTED SHARES
--------------------------------------------------------------------- -------------------------------------------------------
Oak Investment Partners IX, Limited Partnership                                    1,978,706
--------------------------------------------------------------------- -------------------------------------------------------
Oak IX Affiliates Fund, Limited Partnership                                           21,380
--------------------------------------------------------------------- -------------------------------------------------------
Oak IX Affiliates Fund-A Limited Partnership                                          47,142
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures III (Annex), LP                                                         255
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures III, LP                                                               8,258
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures IV (Annex), LP                                                      379,159
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures IV, LP                                                               29,817
--------------------------------------------------------------------- -------------------------------------------------------
BCP Capital QPF, L.P.                                                                761,044
--------------------------------------------------------------------- -------------------------------------------------------
BCP Capital, L.P.                                                                    162,745
--------------------------------------------------------------------- -------------------------------------------------------
BCP Affiliates Fund LLC                                                               12,037
--------------------------------------------------------------------- -------------------------------------------------------
Broadview BCPSBS                                                                          26
--------------------------------------------------------------------- -------------------------------------------------------
Nassau Capital Partners IV, LP                                                       439,636
--------------------------------------------------------------------- -------------------------------------------------------
NAS Partners I, LLC                                                                    6,286
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology Partners III, LP                                                759,852
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology International III, LP                                           187,284
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Strategic Partners III, LP                                                  16,793
--------------------------------------------------------------------- -------------------------------------------------------
Worldview III Carrier Fund, LP                                                        41,741
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology Partners IV, LP                                                 417,589
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology International IV, LP                                             68,104
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Strategic Partners IV, LP                                                    3,480
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners III, LP                                                   982,589
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners Entrepreneurs Fund, III, LP                                75,152
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners III (Israel) LP                                            27,921
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners IV, LP                                                  1,324,033
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners IV-A, LP                                                   11,245
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.                                11,877
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners IV (Israel), LP                                            31,952
--------------------------------------------------------------------- -------------------------------------------------------
Cisco Systems Capital Corporation                                                  1,471,766
--------------------------------------------------------------------- -------------------------------------------------------
BNP -Europe Telecom & Media Fund II, LP                                            1,746,049
--------------------------------------------------------------------- -------------------------------------------------------
Natio Vie Development 3, FCPR                                                        100,348
--------------------------------------------------------------------- -------------------------------------------------------
Kline Hawkes  Pacific, L.P.                                                          169,295
--------------------------------------------------------------------- -------------------------------------------------------
Kline Hawkes Pacific Friends Fund, LLC                                                 5,712
--------------------------------------------------------------------- -------------------------------------------------------
Paladin Capital Partners Fund, L.P.                                                  129,783
--------------------------------------------------------------------- -------------------------------------------------------
UFO Communications, Inc                                                               73,588
--------------------------------------------------------------------- -------------------------------------------------------
Global Access Telecommunications, Inc.                                               111,627
--------------------------------------------------------------------- -------------------------------------------------------
Columbia Ventures Corporation                                                      1,337,969
--------------------------------------------------------------------- -------------------------------------------------------
Applegreen Capital, Inc                                                                1,527
--------------------------------------------------------------------- -------------------------------------------------------
Broadmark Capital                                                                      4,549
--------------------------------------------------------------------- -------------------------------------------------------
2001 Penn. Ave. Investments, LLC                                                       2,542
--------------------------------------------------------------------- -------------------------------------------------------
Worldwide Investments, LLC                                                             2,542
--------------------------------------------------------------------- -------------------------------------------------------
Karsten Blue                                                                          12,403
--------------------------------------------------------------------- -------------------------------------------------------

                                                                    Schedule III


--------------------------------------------------------------------- -------------------------------------------------------
STOCKHOLDER                                                           MAXIMUM NUMBER OF EXEMPTED  SHARES THAT MAY BE SUBJECT
                                                                      TO A TRANSACTION PER CALENDAR MONTH
--------------------------------------------------------------------- -------------------------------------------------------
Oak Investment Partners IX, Limited Partnership                                       329,784
--------------------------------------------------------------------- -------------------------------------------------------
Oak IX Affiliates Fund, Limited Partnership                                             3,563
--------------------------------------------------------------------- -------------------------------------------------------
Oak IX Affiliates Fund-A Limited Partnership                                            7,857
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures III (Annex), LP                                                           42
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures III, LP                                                                1,376
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures IV (Annex), LP                                                        63,193
--------------------------------------------------------------------- -------------------------------------------------------
Boulder Ventures IV, LP                                                                 4,969
--------------------------------------------------------------------- -------------------------------------------------------
BCP Capital QPF, L.P.                                                                 126,841
--------------------------------------------------------------------- -------------------------------------------------------
BCP Capital, L.P.                                                                      27,124
--------------------------------------------------------------------- -------------------------------------------------------
BCP Affiliates Fund LLC                                                                 2,006
--------------------------------------------------------------------- -------------------------------------------------------
Broadview BCPSBS                                                                            4
--------------------------------------------------------------------- -------------------------------------------------------
Nassau Capital Partners IV, LP                                                         73,273
--------------------------------------------------------------------- -------------------------------------------------------
NAS Partners I, LLC                                                                     1,048
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology Partners III, LP                                                 126,642
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology International III, LP                                             31,214
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Strategic Partners III, LP                                                    2,799
--------------------------------------------------------------------- -------------------------------------------------------
Worldview III Carrier Fund, LP                                                          6,957
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology Partners IV, LP                                                   69,598
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Technology International IV, LP                                              11,351
--------------------------------------------------------------------- -------------------------------------------------------
Worldview Strategic Partners IV, LP                                                       580
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners III, LP                                                    163,765
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners Entrepreneurs Fund, III, LP                                 12,525
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners III (Israel) LP                                              4,653
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners IV, LP                                                     220,672
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners IV-A, LP                                                     1,874
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners Entrepreneurs Fund IV, L.P.                                  1,979
--------------------------------------------------------------------- -------------------------------------------------------
Jerusalem Venture Partners IV (Israel), LP                                              5,325
--------------------------------------------------------------------- -------------------------------------------------------
Cisco Systems Capital Corporation                                                     245,294
--------------------------------------------------------------------- -------------------------------------------------------
BNP -Europe Telecom & Media Fund II, LP                                               291,008
--------------------------------------------------------------------- -------------------------------------------------------
Natio Vie Development 3, FCPR                                                          16,725
--------------------------------------------------------------------- -------------------------------------------------------
Kline Hawkes  Pacific, L.P.                                                            28,216
--------------------------------------------------------------------- -------------------------------------------------------
Kline Hawkes Pacific Friends Fund, LLC                                                    952
--------------------------------------------------------------------- -------------------------------------------------------
Paladin Capital Partners Fund, L.P.                                                    21,630
--------------------------------------------------------------------- -------------------------------------------------------
UFO Communications, Inc                                                                12,265
--------------------------------------------------------------------- -------------------------------------------------------
Global Access Telecommunications, Inc.                                                 18,604
--------------------------------------------------------------------- -------------------------------------------------------
Columbia Ventures Corporation                                                         222,995
--------------------------------------------------------------------- -------------------------------------------------------
Applegreen Capital, Inc                                                                   255
--------------------------------------------------------------------- -------------------------------------------------------
Broadmark Capital                                                                         758
--------------------------------------------------------------------- -------------------------------------------------------
2001 Penn. Ave. Investments, LLC                                                          424
--------------------------------------------------------------------- -------------------------------------------------------
Worldwide Investments, LLC                                                                424
--------------------------------------------------------------------- -------------------------------------------------------
Karsten Blue                                                                            2,067
--------------------------------------------------------------------- -------------------------------------------------------

                                                                     Schedule IV

                        SETTLEMENT AGREEMENT AND RELEASE

           This Settlement Agreement and Release (the "Agreement") is made and entered into on ______, 200__ by and between Cogent Communications Group, Inc., a Delaware corporation (the "Company"), and ________ (the "Investor"), and inures to the benefit of the above-named parties' current, former and future parents, subsidiaries, predecessors, successors, joint venturers, related and/or affiliated persons, trust beneficiaries, directors, officers, stockholders, attorneys, accountants, insurers, reinsurers, agents, employees and assigns, as applicable.

                                    RECITALS

           WHEREAS, the Investor is subject to certain reporting and restrictive requirements relating to trading the Company's securities, including Section 16 of the Securities Exchange Act of 1934 (the "Act");

           WHEREAS, the Company and the Investor hereby acknowledge that a certain transaction made by the Investor on _______, 200__ with respect to the Company's securities (the "Transaction") require the Investor to deliver payment to the Company the amount of $_______ , which has been agreed upon by the Company and the Investor (the "Settlement Amount"), pursuant to Section 16(b) of the Act;

           WHEREAS, the Company and the Investor hereby acknowledge the accuracy of the Settlement Amount; and

           WHEREAS, both the Company and the Investor wish to resolve any past or current disputes and claims between them arising from or related to Section 16(b) of the Act and related securities trading policies of the Company as of the date hereof.

NOW,  THEREFORE, THE PARTIES AGREE AS FOLLOWS:

           1. The Recitals and identification of the parties to, and beneficiaries of, this Agreement are incorporated by reference as though fully set forth herein;

           2. The Investor agrees to deliver to the Company in accordance with the terms hereof, the full dollar amount of the Settlement Amount no later than five (5) business days after entering into this Agreement (the "Payment Date"). Notwithstanding the foregoing, if the Investor fails to deliver the Settlement Amount on the Payment Date, the Investor hereby agrees that such Settlement Amount shall accrue interest at a rate of eight percent (8%) from the Payment Date until paid in full;

           3. The Company for itself and its current, former and future parents, subsidiaries, predecessors, successors, joint venturers, related and/or affiliated persons, trust beneficiaries, directors, officers, stockholders, attorneys, accountants, insurers, reinsurers, agents, employees and assigns (whether express, by implication, or by operation of law) and the Investor, fully and forever release and discharge each other with respect to any and all claims, liabilities, causes of action that either party had or now has, either directly or indirectly, relating to Section 16(b) of the Act or any policies of the Company relating to trading in the Company's securities;

           4. The parties acknowledge and agree that if any provision of this Agreement is found to be unenforceable, it will not affect the enforceability of the remaining provisions and the courts may enforce all remaining provisions to the full extent permitted by law;


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
           5. This Agreement contains the entire agreement of the parties and supersedes any prior agreements on the subject matter thereof. The parties further acknowledge and agree that parole evidence shall not be required to interpret the intent of the parties;

           6. The parties acknowledge that each has read and understands this Agreement and that each is signing this Agreement voluntarily, without coercion, and based upon his or its own judgment, and not in reliance upon any representations or promises made by the other party, other than those contained within this Agreement;

           7. Each party represents and warrants that, as of the date of the execution of this Agreement, he or it has the sole right and authority to execute this Agreement, and that such party has not sold, assigned, transferred, conveyed or otherwise disposed of any claims or demands relating to any right surrendered by virtue of this Agreement. Each party further represents and warrants that he or it has had the opportunity to consult with, and has consulted, legal counsel in connection with the negotiation and execution of this Agreement. Each party and its signatory represents that the signatory is either a party or a business representative or assignee of, and is fully authorized to execute this Agreement on behalf of, the party for whom he or she signs; and

           8. This Agreement may be signed in counterparts, and said counterparts shall be treated as though signed as one document.

                           [Signature page to follow]

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed on the date hereof.


                                               COGENT COMMUNICATIONS GROUP, INC.

                                               _________________________________
                                               By:
                                               Title:




                                               [INVESTOR]

                                               _________________________________
                                               By:
                                               Title:







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